                                                                    EXHIBIT 99.1

                   Advanta Automobile Receivables Trust 1997-2

                             Approximate Class Sizes

                   [$20,000,000] [] Class A-1 Fixed Rate Notes
                   [$31,000,000] [] Class A-2 Fixed Rate Notes
                   [$29,000,000] [] Class A-3 Fixed Rate Notes
                   [$16,192,000] [] Class A-4 Fixed Rate Notes


                         Preliminary Marketing Materials




The information herein has been provided solely by PSI based on information with respect to the auto loans provided by ADVANTA Auto Finance Corporation and its affiliates ("ADVANTA"). Neither ADVANTA nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.










THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                      Advanta Automobile Receivable Trust 1997-2
                      Preliminary Marketing Memo


Title of Securities:  Advanta Automobile Receivables Trust 1997-2

Seller:               Advanta Auto Receivables Corp. II

Sub-Servicer:         LSI Financial Group

Master Servicer:      Advanta Auto Finance Corporation

Indenture Trustee:    Norwest Bank Minnesota, NA

Owner Trustee:        Wilmington Trust Company

Note Insurer: Financial Security Assurance, Inc. ("FSA"). FSAs claims-paying ability is rated "AAA" by Standard & Poors and "Aaa" by Moodys.

Note Insurance        The insurance policy of FSA guarantees the scheduled
Policy: payment of interest and principal for the Class A-1, A-2, A-3 and A-4 Notes on each distribution date.

-------------------------------------------------------------------------------------------


                                 Class A-1        Class A-2       Class A-3       Class A-4
Amount                        [20,000,000]     [31,000,000]    [29,000,000]    [16,192,000]

Coupon                               [TBD]            [TBD]           [TBD]           [TBD]

Approximate Price                    [TBD]            [TBD]           [TBD]           [TBD]

Spread                               [TBD]            [TBD]           [TBD]           [TBD]

Avg. Life (@1.7 ABS) to call        [0.28]           [1.00]          [2.01]          [2.90]
                 to maturity        [0.28]           [1.00]          [2.01]          [3.14]

Interest rate basis                Act/360           30/360          30/360          30/360

Expected maturity to call        [7/15/98]        [6/15/99]       [8/15/00]      [12/15/00]

Stated Maturity                  [1/15/99]        [6/15/00]       [7/15/01]       [3/15/05]

Rating (S&P/Moodys)             [A-1+/P-1]        [AAA/Aaa]       [AAA/Aaa]       [AAA/Aaa]






THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                        Advanta Automobile Receivable Trust 1997-2



Optional Redemption:    The Class A-4 Notes, to the extent still outstanding,
                        may be redeemed in whole, but not in part, on any Distribution Date on which the Seller or the Master
                        Servicer exercises its option to purchase the Receivables, which, subject to certain requirements, can occur after the pool balance declines to 10% or less of the Original Pool Balance.

Cashflow priority:      The Indenture Trustee will make the following
                        disbursements and transfers in the following order of priority:

                        First:    Servicing Fee;
                        Second:   Owner and Indenture Trustee Fees;
                        Third:    Accrued and unpaid interest (pro rata) to
                                  Class A-1, A-2 A-3 and A-4 Notes;
                        Fourth:   Monthly Principal Note distribution amount
                                  until each Notes respective principal balance
                                  is reduced to zero;
                        Fifth:    To FSA for amounts owed under the Insurance
                                  Policy;
                        Sixth:    To the Spread Account, up to the specified
                                  spread account requirement;
                        Seventh:  Monthly Interest to the Certificates;
                        Eighth:   Monthly Principal to the Certificates; and
                        Ninth:    To the Seller, any remaining funds.

Noteholders Principal   The total monthly principal payment to the Notes
Payment:                will generally be equal to the decline in the aggregate
                        loan balance during the preceding Collection Period multiplied by the Noteholders Percentage.

The Noteholders         The Noteholders Percentage will be equal to [72.5%]
Percentage:             until the Class A-4 Notes have been paid in full.


Principal Paydown:      The Noteholders Principal Payment is allocated to the
                        Class A-1 Notes until the principal balance of the Class
                        A-1 Notes is reduced to zero.

                        Thereafter, the Noteholders Principal Payment is allocated to the Class A-2 Notes until the principal balance of the Class A-2 Notes is reduced to zero.

                        Thereafter, the Noteholders Principal Payment is allocated to the Class A-3 Notes until the principal balance of the Class A-3 Notes is reduced to zero.

                        Thereafter, the Noteholders Principal Payment is allocated to the Class A-4 Notes until the principal balance of the Class A-4 Notes is reduced to zero.

                        Thereafter, all principal payments are allocated to the Certificates. (The Certificates are not offered hereby and will be retained by the Seller).




THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                        Advanta Automobile Receivable Trust 1997-2



Credit Enhancement:     Credit enhancement is provided by a combination of:
                        (1) Ongoing excess spread
                        (2) Spread account
                        (3) Subordination
                        (4) FSA guarantee

Spread Account:         The spread account requirement has an initial deposit
                        of [4%] of the original principal balance of the auto loans and maintains a level of [10%] of the current balance of the auto loans. The spread account is subject to a floor of [4%]of the initial principal balance of the auto loans.


Pricing Date:           [December 17, 1997].

Settlement Date:        [December 23, 1997].

Distribution Dates:     The fifteenth day of each month or, if such day is not a
                        business day, the next succeeding business day beginning
                        January [15]th.

Interest Accrual:       Interest on the Class A-1 Notes will be calculated on
                        the basis of a 360 day year and the actual number of days elapsed in the related interest period.

                        Interest on the Class A-2, A-3, and A-4 Notes will be calculated on the basis of a 360 day year consisting of twelve 30 day months.

                        Interest will accrue (in the case of the first distribution date) from the Closing Date to, but excluding, the following Distribution Date. For subsequent Distribution Dates, interest will accrue from the most recent Distribution Date, to but excluding the following Distribution Date.

ERISA Considerations:   The Class A-1, A-2, A-3 and A-4 Notes constitute
                        eligible investments for ERISA accounts. Investors should consult their counsel with respect to the consequences under ERISA and the Code of the Plans acquisition and ownership of the Notes and Certificates.

Legal Investment:       The Class A-1 Notes will be eligible securities for
                        purchase by money market funds, under Rule 2a-7 under the Investment Company Act of 1940, as amended.

Form of Notes and       Book-Entry Form, delivered through the facilities of
Certificates:           DTC, Cedel,and Euroclear against payment in immediately
                        available funds.


For more information contact our desk (778-2741), Scott Corman (778-7461), Brendan Keane (778-4231), Mike Mattera (778-4459), Katya Sverdlov (778-8038) or John Mawe (778-1166)



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

Deal ID/CUSIP ADART972                            Coupon                     N/A
Class         A1     CUR                          Accr  0.00000 1st Pmt 01/15/98
Collateral    (Real)                              Factor 1.000000000 on 12/23/97
N/GWAC (Orig)       /        (16.082/18.582)
WAM    (Orig)         (4.000)                     Mat N/A        Settle 12/23/97
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@


                                BEY TABLE

          ABS 1.70  ABS 0.50  ABS 1.00  ABS 1.50  ABS 2.00  ABS 2.50  ABS 3.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------

   99-22+    7.115     6.700     6.859     7.039     7.237     7.454     7.710
   99-23     7.057     6.664     6.815     6.985     7.173     7.379     7.621
   99-23+    6.999     6.629     6.771     6.931     7.109     7.304     7.533
   99-24     6.942     6.593     6.727     6.878     7.045     7.228     7.445
   99-24+    6.884     6.558     6.682     6.824     6.981     7.153     7.357
   99-25     6.826     6.522     6.638     6.770     6.917     7.078     7.269
   99-25+    6.769     6.487     6.594     6.716     6.853     7.002     7.181
   99-26     6.711     6.452     6.550     6.663     6.789     6.927     7.093
   99-26+    6.653     6.416     6.506     6.609     6.725     6.852     7.005
   99-27     6.596     6.381     6.462     6.555     6.661     6.777     6.917
   99-27+    6.538     6.345     6.418     6.502     6.597     6.702     6.829
   99-28     6.481     6.310     6.374     6.448     6.533     6.627     6.741
   99-28+    6.423     6.275     6.330     6.394     6.469     6.552     6.654
   99-29     6.366     6.239     6.286     6.341     6.406     6.477     6.566
   99-29+    6.308     6.204     6.242     6.287     6.342     6.402     6.478
   99-30     6.251     6.169     6.198     6.234     6.278     6.327     6.391
   99-30+    6.193     6.133     6.155     6.180     6.214     6.252     6.303
   99-31     6.136     6.098     6.111     6.127     6.151     6.177     6.216
   99-31+    6.079     6.063     6.067     6.073     6.087     6.103     6.129
  100-00     6.022     6.028     6.023     6.020     6.024     6.028     6.041
  100-00+    5.964     5.992     5.979     5.966     5.960     5.953     5.954
  100-01     5.907     5.957     5.935     5.913     5.897     5.879     5.867
  100-01+    5.850     5.922     5.892     5.860     5.833     5.804     5.780
  100-02     5.793     5.887     5.848     5.806     5.770     5.730     5.693
  100-02+    5.735     5.852     5.804     5.753     5.706     5.655     5.606
  100-03     5.678     5.816     5.760     5.700     5.643     5.581     5.519
  100-03+    5.621     5.781     5.717     5.646     5.579     5.506     5.432
  100-04     5.564     5.746     5.673     5.593     5.516     5.432     5.345
  100-04+    5.507     5.711     5.629     5.540     5.453     5.358     5.258
  100-05     5.450     5.676     5.586     5.487     5.390     5.283     5.171
  100-05+    5.393     5.641     5.542     5.434     5.326     5.209     5.085
  100-06     5.336     5.606     5.498     5.380     5.263     5.135     4.998
  100-06+    5.279     5.571     5.455     5.327     5.200     5.061     4.911
  100-07     5.222     5.536     5.411     5.274     5.137     4.987     4.825

  100-07+    5.165     5.500     5.368     5.221     5.074     4.912     4.738
  100-08     5.108     5.465     5.324     5.168     5.011     4.838     4.652
  100-08+    5.052     5.430     5.281     5.115     4.948     4.764     4.565
  100-09     4.995     5.395     5.237     5.062     4.885     4.690     4.479
  100-09+    4.938     5.360     5.194     5.009     4.822     4.617     4.393

Avg. Life    0.283     0.464     0.372     0.304     0.255     0.217     0.185
1st  Pmt.    0.061     0.061     0.061     0.061     0.061     0.061     0.061
Last Pmt.    0.561     0.894     0.728     0.561     0.478     0.394     0.394




THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

Class         A2     CUR                          Accr  0.00000 1st Pmt 01/15/98
Collateral    (Real)                              Factor 1.000000000 on 12/23/97
N/GWAC (Orig)       /        (16.082/18.582)
WAM    (Orig)         (4.000)                     Mat N/A        Settle 12/23/97
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@

                                BEY TABLE


          ABS 1.70  ABS 0.50  ABS 1.00  ABS 1.50  ABS 2.00  ABS 2.50  ABS 3.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+    6.515     6.405     6.444     6.493     6.550     6.616     6.689
   99-23     6.498     6.394     6.431     6.477     6.532     6.594     6.663
   99-23+    6.481     6.383     6.418     6.462     6.513     6.572     6.637
   99-24     6.465     6.372     6.405     6.446     6.494     6.550     6.611
   99-24+    6.448     6.361     6.392     6.431     6.476     6.528     6.586
   99-25     6.431     6.351     6.380     6.415     6.457     6.506     6.560
   99-25+    6.415     6.340     6.367     6.400     6.439     6.484     6.534
   99-26     6.398     6.329     6.354     6.384     6.420     6.462     6.508
   99-26+    6.382     6.318     6.341     6.369     6.402     6.440     6.482
   99-27     6.365     6.307     6.328     6.353     6.383     6.418     6.457
   99-27+    6.348     6.296     6.315     6.338     6.365     6.396     6.431

   99-28     6.332     6.285     6.302     6.322     6.347     6.374     6.405
   99-28+    6.315     6.275     6.289     6.307     6.328     6.352     6.379
   99-29     6.298     6.264     6.276     6.291     6.310     6.330     6.353
   99-29+    6.282     6.253     6.263     6.276     6.291     6.308     6.328
   99-30     6.265     6.242     6.250     6.261     6.273     6.286     6.302
   99-30+    6.249     6.231     6.237     6.245     6.254     6.265     6.276
   99-31     6.232     6.220     6.225     6.230     6.236     6.243     6.250
   99-31+    6.215     6.210     6.212     6.214     6.217     6.221     6.225
  100-00     6.199     6.199     6.199     6.199     6.199     6.199     6.199
  100-00+    6.182     6.188     6.186     6.183     6.180     6.177     6.173
  100-01     6.166     6.177     6.173     6.168     6.162     6.155     6.148
  100-01+    6.149     6.166     6.160     6.153     6.144     6.133     6.122
  100-02     6.133     6.155     6.147     6.137     6.125     6.111     6.096
  100-02+    6.116     6.145     6.134     6.122     6.107     6.090     6.070
  100-03     6.099     6.134     6.121     6.106     6.088     6.068     6.045
  100-03+    6.083     6.123     6.109     6.091     6.070     6.046     6.019
  100-04     6.066     6.112     6.096     6.075     6.052     6.024     5.993
  100-04+    6.050     6.101     6.083     6.060     6.033     6.002     5.968
  100-05     6.033     6.091     6.070     6.045     6.015     5.980     5.942
  100-05+    6.017     6.080     6.057     6.029     5.996     5.959     5.917
  100-06     6.000     6.069     6.044     6.014     5.978     5.937     5.891
  100-06+    5.984     6.058     6.031     5.998     5.960     5.915     5.865
  100-07     5.967     6.047     6.019     5.983     5.941     5.893     5.840
  100-07+    5.951     6.037     6.006     5.968     5.923     5.871     5.814
  100-08     5.934     6.026     5.993     5.952     5.904     5.850     5.788
  100-08+    5.917     6.015     5.980     5.937     5.886     5.828     5.763
  100-09     5.901     6.004     5.967     5.922     5.868     5.806     5.737
  100-09+    5.884     5.993     5.954     5.906     5.849     5.784     5.712

Avg. Life    1.001     1.560     1.300     1.078     0.897     0.753     0.638
1st  Pmt.    0.561     0.894     0.728     0.561     0.478     0.394     0.394
Last Pmt.    1.478     2.228     1.894     1.561     1.311     1.144     0.978



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

Deal ID/CUSIP ADART972                            Coupon                     N/A
Class         A3     CUR                          Accr  0.00000 1st Pmt 01/15/98
Collateral    (Real)                              Factor 1.000000000 on 12/23/97
N/GWAC (Orig)       /        (16.082/18.582)

WAM    (Orig)         (4.000)                     Mat N/A        Settle 12/23/97
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@

                             BEY TABLE

          ABS 1.70  ABS 0.50  ABS 1.00  ABS 1.50  ABS 2.00  ABS 2.50  ABS 3.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+    6.402     6.359     6.372     6.392     6.419     6.453     6.492
   99-23     6.393     6.353     6.365     6.384     6.410     6.442     6.479
   99-23+    6.385     6.346     6.358     6.376     6.400     6.430     6.466
   99-24     6.376     6.340     6.351     6.368     6.391     6.419     6.453
   99-24+    6.368     6.334     6.344     6.360     6.381     6.408     6.439
   99-25     6.359     6.327     6.337     6.352     6.372     6.397     6.426
   99-25+    6.350     6.321     6.330     6.344     6.362     6.385     6.413
   99-26     6.342     6.315     6.323     6.336     6.353     6.374     6.399
   99-26+    6.333     6.309     6.316     6.328     6.343     6.363     6.386
   99-27     6.325     6.302     6.309     6.320     6.334     6.352     6.373
   99-27+    6.316     6.296     6.302     6.312     6.325     6.341     6.359
   99-28     6.308     6.290     6.295     6.304     6.315     6.329     6.346
   99-28+    6.299     6.284     6.288     6.296     6.306     6.318     6.333
   99-29     6.291     6.277     6.281     6.288     6.296     6.307     6.319
   99-29+    6.282     6.271     6.274     6.280     6.287     6.296     6.306
   99-30     6.274     6.265     6.267     6.272     6.277     6.285     6.293
   99-30+    6.265     6.258     6.261     6.264     6.268     6.273     6.280
   99-31     6.257     6.252     6.254     6.256     6.259     6.262     6.266
   99-31+    6.248     6.246     6.247     6.248     6.249     6.251     6.253
  100-00     6.240     6.240     6.240     6.240     6.240     6.240     6.240
  100-00+    6.231     6.233     6.233     6.232     6.230     6.229     6.227
  100-01     6.223     6.227     6.226     6.224     6.221     6.217     6.213
  100-01+    6.214     6.221     6.219     6.216     6.212     6.206     6.200
  100-02     6.206     6.215     6.212     6.208     6.202     6.195     6.187
  100-02+    6.197     6.208     6.205     6.200     6.193     6.184     6.174
  100-03     6.189     6.202     6.198     6.192     6.183     6.173     6.160
  100-03+    6.180     6.196     6.191     6.184     6.174     6.162     6.147
  100-04     6.172     6.190     6.184     6.176     6.165     6.150     6.134
  100-04+    6.163     6.183     6.177     6.168     6.155     6.139     6.121
  100-05     6.155     6.177     6.170     6.160     6.146     6.128     6.107
  100-05+    6.146     6.171     6.163     6.152     6.136     6.117     6.094
  100-06     6.138     6.165     6.156     6.144     6.127     6.106     6.081
  100-06+    6.129     6.158     6.150     6.136     6.118     6.095     6.068
  100-07     6.121     6.152     6.143     6.128     6.108     6.083     6.054
  100-07+    6.112     6.146     6.136     6.120     6.099     6.072     6.041
  100-08     6.104     6.140     6.129     6.112     6.089     6.061     6.028
  100-08+    6.095     6.133     6.122     6.104     6.080     6.050     6.015
  100-09     6.087     6.127     6.115     6.096     6.071     6.039     6.001
  100-09+    6.078     6.121     6.108     6.088     6.061     6.028     5.988

Avg. Life    2.011     2.798     2.500     2.153     1.806     1.506     1.260
1st  Pmt.    1.478     2.228     1.894     1.561     1.311     1.144     0.978
Last Pmt.    2.644     3.394     3.144     2.811     2.394     1.978     1.644





THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

Class         A4     CUR                          Accr  0.00000 1st Pmt 01/15/98
Collateral    (Real)                              Factor 1.000000000 on 12/23/97
N/GWAC (Orig)       /        (16.082/18.582)
WAM    (Orig)         (4.000)                     Mat N/A        Settle 12/23/97
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@

                                BEY TABLE (TO CALL)


          ABS 1.70  ABS 0.50  ABS 1.00  ABS 1.50  ABS 2.00  ABS 2.50  ABS 3.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+    6.422     6.401     6.406     6.416     6.434     6.458     6.489
   99-23     6.416     6.396     6.401     6.410     6.428     6.450     6.479
   99-23+    6.409     6.391     6.395     6.404     6.421     6.442     6.470
   99-24     6.403     6.386     6.390     6.398     6.414     6.434     6.460
   99-24+    6.397     6.381     6.385     6.393     6.407     6.426     6.451
   99-25     6.391     6.376     6.380     6.387     6.401     6.418     6.441
   99-25+    6.385     6.371     6.374     6.381     6.394     6.410     6.431
   99-26     6.379     6.366     6.369     6.375     6.387     6.402     6.422
   99-26+    6.373     6.361     6.364     6.370     6.380     6.394     6.412
   99-27     6.367     6.356     6.359     6.364     6.374     6.386     6.402
   99-27+    6.361     6.351     6.354     6.358     6.367     6.378     6.393
   99-28     6.355     6.346     6.348     6.352     6.360     6.370     6.383
   99-28+    6.349     6.341     6.343     6.347     6.353     6.362     6.374
   99-29     6.343     6.336     6.338     6.341     6.347     6.354     6.364
   99-29+    6.337     6.331     6.333     6.335     6.340     6.346     6.354
   99-30     6.331     6.326     6.327     6.329     6.333     6.338     6.345
   99-30+    6.325     6.321     6.322     6.324     6.327     6.330     6.335
   99-31     6.318     6.316     6.317     6.318     6.320     6.322     6.326
   99-31+    6.312     6.311     6.312     6.312     6.313     6.314     6.316
  100-00     6.306     6.306     6.306     6.306     6.306     6.306     6.306
  100-00+    6.300     6.301     6.301     6.301     6.300     6.298     6.297

  100-01     6.294     6.296     6.296     6.295     6.293     6.291     6.287
  100-01+    6.288     6.291     6.291     6.289     6.286     6.283     6.278
  100-02     6.282     6.286     6.285     6.283     6.280     6.275     6.268
  100-02+    6.276     6.281     6.280     6.278     6.273     6.267     6.259
  100-03     6.270     6.276     6.275     6.272     6.266     6.259     6.249
  100-03+    6.264     6.271     6.270     6.266     6.259     6.251     6.239
  100-04     6.258     6.266     6.265     6.260     6.253     6.243     6.230
  100-04+    6.252     6.261     6.259     6.255     6.246     6.235     6.220
  100-05     6.246     6.256     6.254     6.249     6.239     6.227     6.211
  100-05+    6.240     6.251     6.249     6.243     6.233     6.219     6.201
  100-06     6.234     6.246     6.244     6.238     6.226     6.211     6.191
  100-06+    6.228     6.242     6.238     6.232     6.219     6.203     6.182
  100-07     6.222     6.237     6.233     6.226     6.212     6.195     6.172
  100-07+    6.216     6.232     6.228     6.220     6.206     6.187     6.163
  100-08     6.210     6.227     6.223     6.215     6.199     6.180     6.153
  100-08+    6.204     6.222     6.218     6.209     6.192     6.172     6.144
  100-09     6.198     6.217     6.212     6.203     6.186     6.164     6.134
  100-09+    6.192     6.212     6.207     6.197     6.179     6.156     6.125

Avg. Life    2.904     3.590     3.410     3.074     2.591     2.164     1.769
1st  Pmt.    2.644     3.394     3.144     2.811     2.394     1.978     1.644
Last Pmt. 12/15/00  08/15/01  06/15/01  02/15/01  08/15/00  03/15/00  10/15/99




THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

--------------------------------------------------------------------------------

     -  ADVANTA AUTO
     -  Cut Off Date of Tape is  11/28/97
     -  ALL LOANS (NEW AND USED)
     -     $132,678,749.48
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                  11,483

Aggregate Unpaid Principal Balance:               $132,678,749.48
Aggregate Original Principal Balance:             $150,610,742.50


Weighted Average Gross Coupon:                            18.582%
Gross Coupon Range:                             8.150% -  31.170%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $11,554.36
Average Original Principal Balance:                    $13,115.98

Maximum Unpaid Principal Balance:                      $29,999.01
Minimum Unpaid Principal Balance:                         $650.88

Maximum Original Principal Balance:                    $29,999.01
Minimum Original Principal Balance:                     $3,030.41

Weighted Avg. Stated Rem. Term (LPD to Mat Date):          47.880
Stated Rem Term Range:                           8.000 -   65.000

Weighted Avg. Amortized Rem. Term:                         47.986
Amortized Rem Term Range:                        2.200 -   65.256

Weighted Average Age (First Pay thru Last Pay):             8.467
Age Range:                                       0.000 -   40.000

Weighted Average Original Term:                            56.347
Original Term Range:                            24.000 -   72.000

--------------------------------------------------------------------------------




THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

--------------------------------------------------------------------------------

     -  ADVANTA AUTO
     -  Cut Off Date of Tape is  11/28/97
     -  NEW LOANS ONLY
     -      $24,344,311.94
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,646


Aggregate Unpaid Principal Balance:                $24,344,311.94
Aggregate Original Principal Balance:              $26,539,617.28

Weighted Average Gross Coupon:                            17.262%
Gross Coupon Range:                             8.150% -  24.000%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $14,789.98
Average Original Principal Balance:                    $16,123.70

Maximum Unpaid Principal Balance:                      $29,999.01
Minimum Unpaid Principal Balance:                         $650.88

Maximum Original Principal Balance:                    $29,999.01
Minimum Original Principal Balance:                     $3,410.40

Weighted Avg. Stated Rem. Term (LPD to Mat Date):          53.534
Stated Rem Term Range:                          14.000 -   63.000

Weighted Avg. Amortized Rem. Term:                         53.641
Amortized Rem Term Range:                        2.200 -   63.354

Weighted Average Age (First Pay thru Last Pay):             7.148
Age Range:                                       0.000 -   40.000

Weighted Average Original Term:                            60.682
Original Term Range:                            36.000 -   72.000

--------------------------------------------------------------------------------



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

--------------------------------------------------------------------------------

     -  ADVANTA AUTO
     -  Cut Off Date of Tape is  11/28/97
     -  USED LOANS ONLY
     -     $108,334,437.54
     -  Mortgage Summary Report
--------------------------------------------------------------------------------


Number of Mortgage Loans:                                   9,837

Aggregate Unpaid Principal Balance:               $108,334,437.54
Aggregate Original Principal Balance:             $124,071,125.22

Weighted Average Gross Coupon:                            18.878%
Gross Coupon Range:                             8.850% -  31.170%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $11,012.95
Average Original Principal Balance:                    $12,612.70

Maximum Unpaid Principal Balance:                      $29,311.88
Minimum Unpaid Principal Balance:                         $927.48

Maximum Original Principal Balance:                    $29,849.82
Minimum Original Principal Balance:                     $3,030.41

Weighted Avg. Stated Rem. Term (LPD to Mat Date):          46.609
Stated Rem Term Range:                           8.000 -   65.000

Weighted Avg. Amortized Rem. Term:                         46.715
Amortized Rem Term Range:                        3.111 -   65.256

Weighted Average Age (First Pay thru Last Pay):             8.763
Age Range:                                       0.000 -   40.000

Weighted Average Original Term:                            55.372
Original Term Range:                            24.000 -   72.000

--------------------------------------------------------------------------------




THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.



                                             GROSS COUPON
--------------------------------------------------------------------------------------------------------------------


                                                                                                    Total
             Gross                                        #     Percent of            %            Current
             Coupon                                      Loan   Loan Count           Pool          Balance

 8.00% = Gross Coupon less than or equal to  9.999%        25     0.22%               .23          $309,710.86
10.00% = Gross Coupon less than or equal to 11.999%        85     0.74%               .64          $853,391.00
12.00% = Gross Coupon less than or equal to 13.999%       371     3.23%              3.36        $4,459,277.33
14.00% = Gross Coupon less than or equal to 15.999%       565     4.92%              5.67        $7,526,623.85
16.00% = Gross Coupon less than or equal to 17.999%     2,166    18.86%             20.55       $27,262,080.43
18.00% = Gross Coupon less than or equal to 19.999%     5,022    43.73%             44.41       $58,921,717.71
20.00% = Gross Coupon less than or equal to 21.999%     2,118    18.44%             17.59       $23,339,468.44
22.00% = Gross Coupon less than or equal to 23.999%       580     5.05%              4.58        $6,072,251.00
24.00% = Gross Coupon less than or equal to 25.999%       514     4.48%              2.78        $3,685,743.95
26.00% = Gross Coupon less than or equal to 27.999%        12     0.10%               .07           $87,433.70
28.00% = Gross Coupon less than or equal to 29.999%        24     0.21%               .12          $155,849.86
30.00% = Gross Coupon less than or equal to 31.999%         1     0.01%               .00            $5,201.35
--------------------------------------------------------------------------------------------------------------------
Total.....                                             11,483   100.00%             100.00%    $132,678,749.48
====================================================================================================================



                   GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
 -------------------------------------------------------------------------------------


                                                            Aggregate      Percent of
                                                             Unpaid        Aggregate
                               Number of  Percent of        Principal      Principal
     State                       Loans    Loan Count         Balance        Balance

Florida                          2,187      19.05%         20,963,271.98     15.80
New Jersey                       1,672      14.56%         19,190,856.92     14.46
Georgia                          1,376      11.98%         16,411,258.82     12.37
Texas                            1,205      10.49%         15,840,475.39     11.94
Tennessee                          532       4.63%          6,639,740.09      5.00
Louisiana                          485       4.22%          6,522,317.78      4.92
Pennsylvania                       423       3.68%          4,936,026.13      3.72
North Carolina                     393       3.42%          4,224,328.78      3.18
Delaware                           351       3.06%          4,215,226.09      3.18
Ohio                               343       2.99%          3,922,019.50      2.96
Other                             2516      21.92%         29,813,227.89     22.47
-------------------------------------------------------------------------------------
Total...................        11,483      100.00%       132,678,749.48    100.00%
=====================================================================================



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.


                                       REMAINING TERM
----------------------------------------------------------------------------------------------------------------------


                                                                                         Aggregate           Percent of
                                                                                          Unpaid             Aggregate
                                                                Number of Percent of     Principal           Principal
         Rem Term                                                 Loan    Loan Count      Balance             Balance

  6 less than Rem Term less than or equal to  12                     45       0.39        167,770.43             0.13
 12 less than Rem Term less than or equal to  18                    247       2.15      1,214,218.03             0.92
 18 less than Rem Term less than or equal to  24                    335       2.92      1,889,874.01             1.42
 24 less than Rem Term less than or equal to  30                    620       5.40      4,354,816.54             3.28
 30 less than Rem Term less than or equal to  36                  1,127       9.81      9,473,707.50             7.14
 36 less than Rem Term less than or equal to  42                  1,530      13.32     15,114,913.56            11.39
 42 less than Rem Term less than or equal to  48                  2,423      21.10     28,559,415.97            21.53
 48 less than Rem Term less than or equal to  54                  2,673      23.28     35,488,907.94            26.75
 54 less than Rem Term less than or equal to  60                  2,422      21.09     35,464,426.61            26.73
 60 less than Rem Term less than or equal to  66                     61       0.53        950,698.89             0.72
----------------------------------------------------------------------------------------------------------------------
Total....................                                        11,483     100.00%   132,678,749.48           100.00%
======================================================================================================================








                      Distribution of Outstanding Loan Balances as of the Cut-Off Date
--------------------------------------------------------------------------------------------------------------------------------



                                                                                            Aggregate Unpaid      % of Aggr
                                                                                 Percent of    Loan Balance       Unpaid Loan
            Range of                                                  Number of    Number       As of the        Balance as of
          Loan Balances                                                 Loans     of Loans     Cut-Off Date     the Cut-Off Date

       0 less than Balance less than or equal to   4,999.99             419         3.65         1,713,240.75         1.29
   5,000 less than Balance less than or equal to   9,999.99           3,877        33.76        30,872,248.31        23.27
  10,000 less than Balance less than or equal to  14,999.99           5,156        44.90        63,268,124.88        47.69
  15,000 less than Balance less than or equal to  19,999.99           1,602        13.95        27,116,621.95        20.44
  20,000 less than Balance less than or equal to  24,999.99             362         3.15         7,931,298.64         5.98
  25,000 less than Balance less than or equal to  29,999.99              67         0.58         1,777,214.95         1.34
--------------------------------------------------------------------------------------------------------------------------------
Total....................                                            11,483       100.00%      132,678,749.48       100.00%
================================================================================================================================


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.